EXHIBIT 31.2

Certification By Principal Financial Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Eric M. Specter, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Charming Shoppes, Inc.

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	May 24, 2012	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Principal Financial Officer